GOLDMAN SACHS TRUST

Goldman Sachs Structured International Equity Funds
Class A, C, Institutional, IR and R Shares of
Goldman Sachs Structured International Equity Flex Fund

Supplement dated May 20, 2010 to the
Prospectus and Summary Prospectus dated February 26, 2010

On May 20, 2010, the Board of Trustees of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Structured International Equity Flex Fund (the “Fund”), a series of the Trust. After careful consideration of a number of factors, the Board, including a majority of the Independent Trustees, concluded that it is in the best interest of shareholders to liquidate the Fund. The Fund will be liquidated pursuant to a board-approved Plan of Liquidation on or about July 28, 2010 (the “Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Shares of the Fund will no longer be available for purchase as of May 21, 2010.

Liquidation of Assets. After suspension of sales, the Fund may depart from its stated investment objective and policies as it prepares to distribute its assets to investors.

In connection with the liquidation, all shares of the Fund outstanding on the Liquidation Date will be automatically redeemed by the Fund. Each shareholder of record on the Liquidation Date will receive proceeds of such automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets plus accrued and unpaid earnings of the Fund at the time of liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof in cash or in kind, as determined by the Trust, pursuant to the procedures set forth in the Prospectus and Statement of Additional Information. Shareholders may also exchange their shares at net asset value without imposition of any applicable initial sales charge, contingent deferred sales charge, or redemption fee for shares of the same class of another Goldman Sachs Fund. Redemptions of shares by current shareholders between May 20, 2010 and the Liquidation Date will not be subject to any applicable contingent deferred sales charge or redemption fee.

This Supplement should be retained with your Prospectus for future reference.

00074128
SEQFLXLIQSTK 5-10